UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 28, 2003
Commission file number	1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)
IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	515-284-3000

Item 5.	Other Events

On January 28, 2003, Meredith Corporation issued a news release reporting earnings for the second fiscal quarter and six-months ended December 31, 2002. That news release and the related conference call script are attached as exhibits.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	News release issued by Meredith Corporation dated January 28, 2003 concerning financial results for the quarter and six-months ended December 31, 2002.

	99.2	Conference call script of conversation with analysts on January 28, 2003 concerning news release of the same date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	January 28, 2003

Index to Exhibits

Exhibit Number	Item

99.1	News release issued by Meredith Corporation dated January 28, 2003 concerning financial results for the quarter and six-months ended December 31, 2002.

99.2	Conference call script of conversation with analysts on January 28, 2003 concerning news release of the same date.